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                                                                    EXHIBIT 10.1

Convertible Debenture No. D-1                       US $2,000,000


                          ACCUMED INTERNATIONAL, INC.
              Incorporated under the Laws of the State of DELAWARE

                       Two Year 10% Convertible Debenture
                               Due April 30, 1998


     AccuMed International, Inc., a Delaware corporation, (the "Corporation"),
for value received, hereby promises to pay to    Andros Bay Investments, or
registered assigns, (the "Holder"), the principal sum of Two Million Dollars (US $2,000,000) on April 30, 1998, and to pay interest on such principal sum, quarterly on July 31 and October 31 and January 31 and April 30 of each year, at the rate of ten percent (10%) per annumm computed from April 30, 1996 (date of issue). Interest shall be paid at the default rate of fifteen percent (15%) per annum on any installment of principal or interest for which payment is overdue by more than ten (10) days. Except as provided herein as an alternative to conversion, this Convertible Debenture shall not be subject to redemption prior to the maturity date of April 30, 1998.

     Principal and interest shall be paid to the order of Holder by certified or bank cashier's check, or by wire transfer of cash to Holder's designated account, payable in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts. The date of payment shall be determined as the earlier date of actual receipt thereof by the Holder, or the date that payment is deposited in the U.S. mail, postage prepaid, to the address of Holder that last appears on the books of the Corporation, or the date of wire transfer per the Holder's written instruction to the Corporation. No transfer of this Convertible Debenture shall be valid against the Corporation unless made on the books of the Corporation by form attached as Exhibit "A".

     If the payment of any installment of principal or interest is overdue by more than ten (10) days, or if the Corporation defaults any provision of this Convertible Debenture, the entire amount of unpaid principal and accrued interest shall become immediately due and payable and, at the option of Holder, may be converted into the Common Shares of the Corporation at a conversion price determined by a fifteen percent (15%) discount to the price of the last executed trade of the Common Shares of the Corporation on the date that this Convertible Debenture is issued.

     In the event that the closing bid price for the Common Shares of the Corporation on the NASDAQ exchange exceeds an average of $7.50 per share for twenty (20) consecutive NASDAQ trading days ("Event"), the Corporation shall, within seventyfive (75) days after Event, redeem this Convertible Debenture at the entire amount of unpaid principal and accrued interest at the date of


ACMI,  CONVERTIBLE DEBENTURE NO. D-1, PAGE 1


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redemption or, at the option of Holder, the Corporation shall, within five (5)
days after Event, convert the entire amount of unpaid principal and accrued interest into the Common Shares of the Corporation at the conversion price of $7.50 per share.

     If the Corporation is subject to consolidation, merger or reorganization, and to protect the Holder from any dilution of interest or impairment of value, the Holder's right of conversion may be exercised for the Common Shares of the Corporation, or for equivalent securities or other property of any successor organization. On any conversion, the number of shares issued shall be determined by the amount of unpaid principal and accrued interest at the date of conversion, divided by the conversion price. At the option of the Corporation, cash, in equivalent amount, may be paid to the Holder in lieu of the issuance of a fractional share.

     The Corporation shall use its diligent best efforts to effect all registration, qualification or compliance of this Convertible Debenture, and all securities acquired thereby, under the Securities Act of 1933, and all applicable state or federal securities law. All expenses incurred in connection with any such registration, qualification or compliance, shall be borne by the Corporation.

     IN WITNESS WHEREOF, the Corporation has signed and issued this Convertible Debenture by its duly authorized officers this 30th day of April, 1996.


     [Corporate Seal]                 ACCUMED INTERNATIONAL, INC.


                                      By  /s/ Peter P. Gombrich
                                         --------------------------------
                                           President






ACMI,  CONVERTIBLE DEBENTURE NO. D-1, PAGE 2



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                                  Exhibit "A"
                                       to
                         Convertible Debenture No. D-1
                          AccuMed International, Inc.

                          TRANSFER OR ASSIGNMENT FORM
(to be completed by the Holder of Convertible Debenture No. D-1 to which this Exhibit "A" is attached to transfer or assign the debenture)

     For value received, the undersigned hereby sells, assigns and transfers to:

     Name:
             --------------------------------
     Address:
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Convertible Debenture No. D-1 and does hereby irrevocably constitute and
appoint                       attorney to transfer this debenture on the books
of the Corporation.

Date:                             Signature:
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                  (Please sign exactly as your name appears
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                     on the debenture.  If signing in a
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                   representative capacity, please provide
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                       evidence of authority for your
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                  signature.)

                             Printed Name:
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                                  Address:
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                          Signature guaranteed by:
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ACMI,  CONVERTIBLE DEBENTURE NO. D-1, PAGE 3